Convertible notes at fair value - Schedule of Partially Redeemed Convertible Notes (Details) - 2018 Notes - USD ($) $ in Thousands	Dec. 31, 2020	Mar. 31, 2020	Feb. 03, 2020	Dec. 31, 2019	Dec. 12, 2019	Nov. 14, 2019	Aug. 22, 2019
Bank borrowings
Principal amount	$ 13,100	$ 6,200	$ 6,900	$ 9,900	$ 3,450	$ 3,450	$ 3,000
Consideration paid for redemption	$ 15,196	$ 7,192	$ 8,004	$ 11,265	$ 4,002	$ 4,002	$ 3,261